EXHIBIT 3.3
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DEAN HELLER                                           Entity #
Secretary of State                                    E0381242005-7
204 North Carson Street, Suite 1                      Document Number:
Carson City, Nevada 89701-4299                        20050235656-14
(775) 684 5708
Website: secretaryofstate.biz                         Date Filed:
                                                      06/16/2005 10:55:57 PM
                                                      In the office of
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         ARTICLES OF MERGER                           s/Dean Heller
      (Pursuant to NRS 92A.200)
                 Page 1                               Dean Heller
--------------------------------------                Secretary of State
Important: Read attached instructions
before completing form.                         ABOVE SPACE FOR OFFICE USE ONLY

                (Pursuant to Nevada Revised Statutes Chapter 92A)
                             (excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.
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         Alpha Spacecom, Inc.
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     Name of merging entity
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         Colorado                                 Corporation
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
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     Name of merging entity
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     Jurisdiction                            Entity type *
     and
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         Alpha Spacecom, Inc.
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     Name of surviving entity
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         Nevada                                   Corporation
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     Jurisdiction                             Entity type *
* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fee. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

-----------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
               Page 2
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Important: Read attached instructions
before completing form.                        ABOVE SPACE FOR OFFICE USE ONLY



2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):
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             Attn:
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             c/o:
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3) (Choose one)

     [X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a) Owner's approval was not required from

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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable

         And, or:

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                  Alpha Spacecom, Inc.. (Nevada)

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         Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

----------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 3
----------------------------------------
Important: Read attached instructions
before completing form.                        ABOVE SPACE FOR OFFICE USE ONLY


     (b) The plan was approved by the required consent of the owners of *:


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                  Alpha Spacecom, Inc. (Colorado)

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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable


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         Name of merging entity, if applicable

         and/or:


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         Name of surviving entity, if applicable


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

------------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 4
------------------------------------------
Important: Read attached instructions
before completing form.                        ABOVE SPACE FOR OFFICE USE ONLY


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160);

         The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

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         Name of merging entity, if applicable

         and, or:

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         Name of surviving entity, if applicable


This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

----------------------------------------
         ARTICLES OF MERGER
      (Pursuant to NRS 92A.200)
                Page 5
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Important: Read attached instructions
before completing form.                        ABOVE SPACE FOR OFFICE USE ONLY


     5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:


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     6)  Location of Plan of Merger (check a or b):

         [ ]  (a)  The entire plan of merger is attached;

          or

         [X] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

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     7) Effective date (option)**:
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* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owing 90% of more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz

-----------------------------------------
         ARTICLES OF MERGER
     (Pursuant to NRS 92A.200)
               Page 6
-----------------------------------------
Important: Read attached instructions
before completing form.                        ABOVE SPACE FOR OFFICE USE ONLY


     8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are o managers; A trustee of each Nevada business trust (NRS 92A.230)*

         (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

                 Alpha Spacecom, Inc. (Colorado

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         Name of merging entity

             s/Rain Zhang              Secretary                  06/14/2005
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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                     Title                      Date

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         Name of merging entity

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         Signature                      Title                      Date

                  Alpha Spacecom, Inc. (Nevada)

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         Name of surviving entity

             s/Rain Zhang               Secretary                  06/14/2005
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         Signature                      Title                      Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.